Accounts receivable, net	12 Months Ended
Dec. 31, 2017
Accounts Receivable, Net [Abstract]
Accounts receivable, net
6.	Accounts receivable, net

Accounts receivable, net as of December 31, 2016 and 2017 are as follows:

	2016	2017
	RMB	RMB

Accounts receivable	2,168,655	3,107,315
Less: allowance for doubtful accounts	(100,040)	(252,905)

	2,068,615	2,854,410

Accounts receivable are non-interest bearing and are generally on terms of 60 to 90 days. In some cases, these terms are extended up to 360 days for certain qualifying long-term customers who have met specific credit requirements.

As of December 31, 2017, accounts receivable at carrying value of RMB252.9 million (2016: RMB100.0 million) were impaired and fully provided for. The movements in the allowance for doubtful accounts are as follows:

	2015	2016	2017
	RMB	RMB	RMB

Balance as of January 1	37,699	46,441	100,040
Charge for the year	8,931	53,599	152,865
Write off for the year	(189)	-	-

Balance as of December 31	46,441	100,040	252,905